AMPLICON, INC.
    PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     OF THE COMPANY FOR ANNUAL MEETING NOVEMBER 7, 1994

     The undersigned, a shareholder of AMPLICON, INC., a California corporation, acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders, the accompanying Proxy Statement and the Annual Report to Shareholders for the year ended June 30, 1994 and revoking any proxy previously given, hereby constitutes and appoints
Patrick E. Paddon and Glen T. Tsuma his true and lawful agents and proxies with full power of substitution in each to vote the shares of Common Stock of AMPLICON, INC.
standing in the name of the undersigned at the Annual
Meeting of Stockholders of AMPLICON, INC. to be held at Amplicon's corporate offices at Five Hutton Centre Drive,
Suite 500, Santa Ana, CA on Monday, November 7, 1994 at
10:00 A.M. and at any adjournment thereof on all matters coming before said meeting.

     Proposal of Management. The Board of Directors recommends a vote FOR these nominees.
     1. ELECTION OF DIRECTORS.  Nominees:  Patrick E. Paddon
        Glen T. Tsuma, Michael H. Lowry and Harris Ravine.
        _____ VOTE FOR all nominees listed above except vote withheld from following nominee (if any):_______________.
        _____  VOTE WITHHELD from all nominees.
     2. In their discretion upon any other matters as may properly come before the meeting.

        (continued and to be signed on the other side)

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                (continued from other side)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER. IF
NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                 Dated,                  1994



                                    Signature of Stockholder



                                    Signature of Stockholder


                                      This Proxy must be signed
                                  exactly as name appears hereon.
                                  Executors, administrators,
                                  trustees, etc., should give full
                                  title, as such.  If the signer is
                                  a corporation, please sign full
                                  corporate name by duly authorized
                                  officer.